SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549




                             FORM 8-K




            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
               OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):   December 31, 1997
                                                    _____________________


Exact Name of Registrant as
  Specified in Its Charter:     DDL ELECTRONICS, INC.
                             ______________________________




          DELAWARE                      1-8101                   33-0213512
 _____________________________        ____________              _____________
State or Other Jurisdiction of        Commission             I.R.S. Employer
Incorporation or Organization        File Number           Identification No.




Address of Principal Executive Offices:     2151 Anchor Court
                                            Newbury Park, CA 91320
                                           _________________________


Registrant's Telephone Number, Including
 Area Code:                                    (805) 376-9415
                                             _________________________


Former Name or Former Address,
 if Changed Since Last Report:                 Not applicable
                                             _________________________





Item 5.  Other Events.

      In a press release dated January 15, 1998, a copy of which is attached as Exhibit 99.1, DDL Electronics, Inc. ("DDL") announced that DDL has entered into a definitive agreement to acquire Jolt Technology, Inc., an electronic manufacturing services provider in Fort Lauderdale, Florida, for nine million shares of DDL's common stock.



Item 7. Exhibits.

         Exhibit             Description
         _______             ____________

          99.1                Press release dated January 15, 1998.



                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DDL ELECTRONICS, INC.


     January 15, 1998                   /s/ Richard K. Vitelle
_________________________________       ___________________________________
           Date                         Richard K. Vitelle
                                        Vice President - Finance
                                        (Principal Financial Officer)